Filed Pursuant to Rule 497(e)
File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated March 27, 2017
to
Prospectus Dated December 22, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated December 22, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

Fees and Expenses

The “Fees and Expenses” section of the Prospectus is amended by replacing the fifth and sixth sentences, respectively, of footnote 3 with the following:

CNL and KKR have waived the reimbursement of organization and offering expenses in connection with the Company’s gross capital raised before April 30, 2017. The waiver of organization and offering expense reimbursement does not reduce the amount of organization and offering expenses incurred by CNL and KKR that are eligible for reimbursement in future periods based on subsequent gross capital raised by the Company after April 30, 2017.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations” section of the Prospectus is amended by replacing the second sentence of the third paragraph with the following:

The Advisors waived the reimbursement of organization and offering expenses in connection with the Company’s gross capital raised before April 30, 2017.